                                  EXHIBIT 99.1

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

EQUITY ONE: 2005-2

ALL

                                                                                            WEIGHTED
                                                                             WEIGHTED        AVERAGE       WEIGHTED
                                                                              AVERAGE         STATED        AVERAGE       WEIGHTED
                            # OF      CURRENT PRINCIPAL   PCT BY CURR           GROSS      REMAINING       COMBINED        AVERAGE
FICO                       LOANS                BALANCE      PRIN BAL          COUPON           TERM       ORIG LTV           FICO
---------------------   --------   --------------------   -----------   -------------   ------------   ------------   ------------
520-539                       60           9,567,014.65          1.80%          7.506            357          76.36            532
540-559                       91          14,848,224.44          2.80%          7.359            348          78.04            550
560-579                      204          29,802,855.86          5.62%          7.291            347          79.43            571
580-599                      349          53,925,382.77         10.17%          7.061            347          81.12            591
600-619                      392          58,735,598.20         11.08%          7.000            345          82.75            610
620-639                      612          95,745,428.38         18.06%          7.006            342          84.30            629
640-659                      545          86,445,543.03         16.30%          6.877            344          86.15            650
660-679                      418          71,933,903.02         13.57%          6.851            343          86.05            669
680-699                      308          53,867,058.96         10.16%          6.709            344          86.67            689
700+                         306          55,404,514.68         10.45%          6.817            333          85.11            730
                        --------   --------------------   -----------   -------------   ------------   ------------   ------------
TOTAL                      3,285         530,275,523.99        100.00%          6.954            343          84.08            641

                                                                                            WEIGHTED
                                                                             WEIGHTED        AVERAGE       WEIGHTED
                                                                              AVERAGE         STATED        AVERAGE       WEIGHTED
                            # OF      CURRENT PRINCIPAL   PCT BY CURR           GROSS      REMAINING       COMBINED        AVERAGE
COMBINED ORIGINAL LTV      LOANS                BALANCE      PRIN BAL          COUPON           TERM       ORIG LTV           FICO
---------------------   --------   --------------------   -----------   -------------   ------------   ------------   ------------
0.01- 49.99                   70           8,576,894.14          1.62%          7.097            330          40.65            635
50.00- 59.99                  74           9,742,077.12          1.84%          6.856            318          55.37            614
60.00- 69.99                 172          28,212,308.14          5.32%          6.851            335          65.39            624
70.00- 79.99                 443          78,389,705.49         14.78%          6.965            335          75.59            629
80.00                        624         101,176,238.47         19.08%          6.761            349          80.00            648
80.01- 89.99                 685         112,757,435.96         21.26%          6.916            343          85.44            636
90.00- 99.99                 720         120,226,168.77         22.67%          7.027            348          92.15            639
100.00                       497          71,194,695.90         13.43%          7.188            344         100.00            667
                        --------   --------------------   -----------   -------------   ------------   ------------   ------------
TOTAL                      3,285         530,275,523.99        100.00%          6.954            343          84.08            641